Exhibit 99.1

Investor Presentation

2 Forward looking statements & regulation G disclaimer Safe Harbor for Forward Looking Statements Some of the statements in this presentation include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world's financial and capital markets that could adversely affect the performance of Endurance's investment portfolio or access to capital, changes in the composition of Endurance's investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current legislation and regulatory initiatives, changes in accounting policies, changes in general economic conditions and other factors described in our most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Regulation G Disclaimer In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non- GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm. The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio. Net premiums written (prior to deposit accounting adjustments) is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written (prior to deposit accounting adjustments) represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written (prior to deposit accounting adjustments) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. Net premiums written (prior to deposit accounting adjustments) should not be viewed as a substitute for gross premiums written determined in accordance with GAAP. Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

3 Investor value proposition Deep expertise across business units Specialty focus and strong diversification has the potential to generate higher returns for shareholders, with lower volatility Strong balance sheet supported by conservative investment portfolio and prudent reserve balances Meaningfully improved the risk management and diversification of our business over the past three years Proven track record of success: superior ROE, underwriting expertise, extensive distribution capabilities, risk management culture Established global specialty franchise with full range of capabilities X-Axis 1st series 2nd series 0.2035 0.8419 Allied World Assurance Company Holdings, Ltd 0.1847 1.0035 Arch Capital Group Ltd. 0.1582 0.972451 AXIS Capital Holdings Limited 0.166 0.88908 Platinum 0.1321 0.883573 Everest Re Group, Ltd. 0.1547 0.85 IPC Holdings, Ltd. 0.0911 0.838734 Max Capital Group Ltd. 0.1442 0.826593 Montpelier Re Holdings Ltd. 0.1668 0.936319 PartnerRe Ltd. 0.1709 1.097948 RenaissanceRe Holdings Ltd. 0.1395 0.878161 Transatlantic Holdings, Inc. 0.1732 0.866714 Endurance Specialty Holdings Ltd. Price/Book vs. ROE 3-year average operating ROAE Price to book1 Endurance Common stock price as a percentage of diluted book value per share as of November 9, 2009 Note: Composite peer median based on SNL data. Includes Allied World, Arch, Ren Re, Axis, Transatlantic, Everest, Partner Re, Montpelier, Platinum and Max Capital Compelling investment opportunity We believe Endurance offers investors significant upside potential

4 Introduction to Endurance Specialty Holdings Strong Market Positioning Widely diversified, global specialty insurance and reinsurance provider Over 700 employees in global offices across the United States, Bermuda, Europe, and Asia Domiciled in Bermuda Traded on the New York Stock Exchange (ENH) Excellent Operating Results 14.5% annualized operating ROE since inception 15.1% average annualized growth in book value per share plus dividends since inception 91.4% combined ratio inception to date Solid Financial Foundation Excellent financial strength with nearly $8.6 BN in assets, $3.3 BN in total capital and $2.7 BN in shareholders' equity as of September 30, 2009 High quality, liquid investment portfolio Prudent loss reserves Rated "A" by A.M. Best and Standard and Poor's and A2 by Moody's with stable outlooks Received the highest ERM ranking of "Excellent" from Standard and Poor's Endurance has the potential to generate superior returns on equity over time

5 Our strategy is focused on delivering superior results for shareholders Our vision Our commitments Our strategy Growth in book value Superior returns on equity across underwriting cycles Ethics, integrity, and transparency To become the best specialty insurance and reinsurance company in the world Growth through specialization Maximizing returns through focused portfolio management Balance sheet strength and durability Aggressively deploy capital to opportunities where we have a competitive advantage based on specialized: People/talent Products Technology Distribution Invest to ensure that business model is scalable Manage pricing cyclicality through broad access to distribution and focus on returns-based underwriting Manage loss volatility through a diversified portfolio of businesses Leverage strengths across the businesses, e.g. dynamic capital allocation Maintain strong balance sheet and reserves Nurture conservative risk culture Leverage best-in-class ERM Employ disciplined capital management across our underwriting and investment activities

6 More attractive margins Better retention driven by deeper relationships and expertise High barriers to entry Stable earnings Why specialization matters Why Endurance is well-positioned to succeed Deep underwriting knowledge of markets and distribution across major specialty lines Technological advantage which improves our pricing ability and efficiency Customized operating model by market type Active portfolio management to deploy and retract capital in response to changing market conditions Strong balance sheet positions us well to compete, particularly against those who have faltered Source: AM Best US Surplus Lines, 2008 Market Review 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Surplus Lines NPW/Total Industry NPW 0.02972973 0.027753603 0.028306834 0.029385427 0.031400524 0.033642312 0.033324104 0.033749621 0.032876174 0.032796418 0.03325386 0.034672206 0.036177074 0.044321679 0.062853729 0.071818486 0.069190431 0.06809788 0.077542089 0.07303289 174 G&A expense 0.97027027 0.972246397 0.971693166 0.970614573 0.968599476 0.966357688 0.966675896 0.966250379 0.967123826 0.967203582 0.96674614 0.965327794 0.963822926 0.955678321 0.937146271 0.928181514 0.930809569 0.93190212 0.922457911 0.92696711 Net income Net income Loss ratio Industry combined ratio 1.051 1.049 1.057 1.06 1.081 1.104 1.159 1.074 1.001 0.981 1.009 0.924 0.954 1.168532635 Surplus Lines combined ratio 0.935 0.985 0.998 1.05 1.053 0.93 0.923 0.927 0.932 0.793 0.76 0.903450591 One example of the success of specialization: Excess and surplus lines outperform the overall P&C industry Growth through specialization Specialty businesses are an attractive market where Endurance is well-poised to succeed

7 Rapid entry into workers' compensation as the market became attractive in 2006; managed exit from the business as margins tightened in 2008 Exited the UK property business when it did not meet our business mix and profitability requirements Introduction of surety, aerospace, and agriculture businesses, which have different risk profiles than catastrophe to create a more diversified portfolio Exited offshore energy and national property accounts in 2005 following Katrina, given unanticipated volatility and lack of model clarity; decision validated by 2008 results Maximizing returns through focused portfolio management Levers we employ in portfolio management Thoughtfully but aggressively entering markets when conditions are attractive Diversify risks through the introduction of low correlation businesses Actively monitor and react to changing market conditions Reduce exposures during soft markets Increase/decrease the amount of ceded business as necessary Exit selected business lines when fundamentals dictate doing so Some examples While growing through specialization and building robust businesses that withstand both hard and soft cycles, we also maximize our returns through active portfolio management Organizational agility underpins our ability to allocate capital dynamically

8 We have succeeded in building a diversified specialty portfolio of businesses Endurance's business units 3Q09 TTM Net premiums written: $1.64 BN* Reinsurance Insurance Agriculture Personal Accident Surety Casualty & Workers' Compensation Professional Liability Property Per Risk Small Business Direct Treaty Aerospace Casualty Clash International Property Catastrophe US Property Catastrophe Workers' Compensation Catastrophe ARMtech Agriculture US Property US Casualty US Miscellaneous E&O UK Property Healthcare Excess Casualty Professional Lines Habitational Environmental International 4% Fortune 1000 13% Middle Market 8% 20% Bermuda 23% US 25% Program 7% Casualty Marine Motor Personal Accident Professional Indemnity Property Surety Trade Credit Small Risk * 3Q09 TTM net written premiums are based on a rolling twelve months

9 Adding capabilities and managing the cycle leads to shifting portfolio mix 2002 2003 2004 2005 2006 2007 2008 TTM 2009 Bermuda 596256 498561 484497 470998 411012 420658 384437 377700 US 0 771677 718022 672209 679578 509202 334114 411200 International 29444 137731 231777 237332 121701 90233 62200 30000 30000 30000 30000 30000 30000 30000 30000 Fortune 1000 168533 276870 298111 319722 251626 221410 210326 220400 Middle market 129 21291 58661 67931 78144 75720 215356 114500 Program 86867 233725 174217 118500 Small Risk 21115 380701 328700 Growth curve of our business1 2002-September 30, 2009 1. Based on net premiums written (2009 based on a rolling twelve months) Small Risk Program Middle Market International Fortune 1000 US Bermuda Reinsurance Insurance Meaningfully improved risk management and diversification of our business since 2005 We have successfully identified new opportunities while remaining disciplined in softening markets

10 Continue to expand insurance capabilities while maintaining discipline 2005 2008 TTM 09/09 Property 91.8 98 78.5 Casualty 117 86.6 89.6 Healthcare 117.1 80 79.9 Workers' compensation 0 215.8 50.8 Agriculture 0 380.7 328.7 Professional lines 61.7 119.4 165.8 G 7 14 H 8 8 $387.7 $980.6 Since 2005 we have meaningfully added new capabilities and distribution relationships within our insurance franchise while exiting unprofitable lines Managing the insurance portfolio We have significantly broadened our insurance capabilities. Added agriculture line of business through the acquisition of ARMtech Opportunistically grew and exited California's workers' compensation Expanded professional lines through addition of underwriting teams and new relationships Meaningfully expanded our distribution relationships Maintained pricing and relationships in large risk insurance in an increasingly competitive environment Insurance net premiums written $793.3

11 Reinsurance book has reduced due to cycle management but is highly scaleable 2005 2008 TTM 09/09 Casualty 380.3 163.5 223.5 Property 360.5 195.8 219.1 Catastrophe 297 302.1 303.5 Agriculture 33 21 9.9 Aerospace and Marine 239.5 77.8 50.9 Surety and other 64.6 48.6 44.3 G 7 14 H 8 8 $1,375.0 $808.8 During the softening market we have been disciplined in writing reinsurance business Managing the reinsurance portfolio Active portfolio management has enhanced reinsurance portfolio: From 2005 through 2008, portfolio was actively reduced where pricing, terms or data quality have not met our requirements Casualty declined 57% Property declined 46% Aerospace and Marine declined 67% Improved deployment of catastrophe capacity has improved risk adjusted returns We have maintained our underwriting expertise and are well positioned to grow as opportunities arise Reinsurance net premiums written* * Prior to deposit accounting adjustments $851.2

12 Our results Summary Strong return to shareholders Inception to date average total return to investors of 19.1%. Total return measured by the annual change in diluted book value per common share plus dividends divided by beginning diluted book value per share. Superior returns on equity 19.3% average annual operating ROE from 2006 through 2008, and better than peer median throughout the cycle 14.5% inception to date average annual operating ROE Exceptional underwriting performance Inception to date combined ratio of 91.4% 2008 Ike and Gustav losses were below peer averages Disciplined capital management approach exemplified by Attractive dividend yield of ~3-4% In excess of $1.1 billion of capital returned to shareholders since inception

13 Our results Diluted book value per common share has grown 148% since inception* Book Value ($MM) and Diluted Book Value Per Common Share ($) From December 31, 2001 - September 30, 2009 2001 2002 2003 2004 2005 2006 2007 2008 1Q09 3Q09 Diluted Book Value Per Share 19.37 21.73 24.03 27.91 23.17 28.87 35.05 33.06 34.34 42.09 Book Value 1162 1217.5 1644.8 1862 1873 2298 2512 2207 2254 2708.35 Note: Diluted Book Value Per Share calculated on weighted number of average diluted shares outstanding. * Diluted book value growth plus dividends calculated on a simple (non-compounded) average 15.1% average annual growth in diluted book value per common share*

14 2002 2003 2004 2005 2006 2007 2008 3Q09 YTD Annualized Endurance ROE 0.078 0.173 0.199 -0.119 0.257 0.238 0.085 0.21 0.978 0.9767 0.97 Endurance 3-year rolling average 0.078 0.1255 0.15 0.084333333 0.112333333 0.125333333 0.193333333 Peer 3-year rolling average ROE 0.165 0.146 0.0745 0.0928 0.1167 0.17 SNL Peer 3-year rolling average ROE 0.1118 0.1363 0.1323 0.0694 0.0865 0.1131 0.175 SNL Endurance 3-year rolling average 0.0782 0.1257 0.150033333 0.0863 0.106166667 0.112966667 0.1765 Operating ROE(%)1 From 2002-2008 1. ROE is defined as 3-yr rolling average operating ROAE 2. Composite peer median based on SNL data. Includes Allied World, Arch, Ren Re, IPC re, Axis, Transatlantic, Everest, PartnerRe, Platinum, Montpelier and Max Capital Impact of Hurricanes Gustav and Ike claims and mark to market accounting impact from investment portfolio Impact of Hurricanes Katrina, Rita, and Wilma claims Endurance ENH 3-year rolling average ROE 19.3% Median peer 3-year rolling average ROE First year after inception; capital not yet fully deployed 17.5% 8.4% 6.9% Our results We have outperformed peers throughout the cycle1

15 Balance sheet strength at September 30, 2009 Strong and flexible capital structure IBNR represents 64% of company reserves 76% of long tail reserves are IBNR Prudent and strong reserves Short Tail Long Tail Other Total 2007 2008 Case Reserves 402.311 538.386 233.282 1173.979 3111.1 2804.3 IBNR 318.897 1688.135 106.035 2113.067 0.24 0.27 $MM 2003 2004 2005 2006 2007 2008 3Q09 Common Share Capital 1300 1213 1309 1318 1091 762 902.958 Retained Earnings 345 650 364 780 1221 1245 1605.392 Preferred Equity 200 200 200 200 200 Debt 103 391 447 447 449 447 447 Contingent Equity 150 150 150 Established history and growth Rated "A" by A.M. Best and S&P; A2 by Moody's Debt to total capital of 14.2% $MM Common Share Capital Retained Earnings Preferred Equity Debt Contingent Equity Reserves as of September 30, 2009

16 Timely published loss triangles-an example of our commitment to transparency Industry-leading practice: loss triangles published annually in February provide a transparent view of Endurance's loss development Composition of Ultimate Loss & Loss Adjustment Expense (LAE) for each accident year Ultimate Loss & LAE ratios represent latest available estimate of loss and expenses as a percentage of earned premiums What to look for: Loss emergence shows the change in total expected losses over time Negative total development figures represent reserves that have been released into earnings Changes in reserves at end of each 12-month period for each accident year are reflected in Ultimate Loss & LAE Accident Year Earned Premium Paid Loss & ALAE Case Reserves & ALAE Additional Case Reserves IBNR ULAE Ultimate Loss & LAE Ultimate Loss & LAE Ratio 2001 1,320 295 0 0 24 0 320 24% 2002 461,490 110,528 19,539 9,326 38,278 1,007 178,677 39% 2003 1,241,128 319,503 56,153 10,258 124,598 2,865 513,376 41% 2004 1,635,212 577,846 71,612 12,837 180,870 3,981 847,145 52% 2005 1,788,208 1,330,584 211,331 27,078 225,370 7,102 1,801,464 101% 2006 1,878,301 403,706 105,119 12,215 328,621 8,539 858,200 46% 2007 1,763,709 313,668 162,789 19,887 447,286 17,466 961,097 54% 2008 2,164,829 489,409 443,097 18,324 687,581 22,757 1,661,170 77% 10,934,196 3,545,538 1,069,639 109,925 2,032,628 63,717 6,821,449 62% Gross ITD summary Endurance Specialty Holdings LTD. Accident Year Global Development Triangles Valuation date: December 31, 2008 Value in Thousands USD(1.4629 USD/GBP) Ultimate Loss & LAE 12 24 36 48 60 72 84 96 2001 398 322 319 277 320 2002 240,931 209,542 182,184 195,440 189,694 182,052 178,677 2003 736,190 628,688 556,093 538,247 528,584 513,376 2004 1,095,479 993,890 908,496 879,490 847,145 2005 1,804,173 1,863,194 1,833,851 1,801,464 2006 989,294 908,165 858,200 2007 976,391 961,097 2008 1,661,170 @ 12 12 - 24 24 - 36 36 - 48 48 - 60 60 - 72 72 - 84 84 - 96 Total Development 2001 398 (75) (3) (42) 43 320 2002 240,931 (31,389) (27,357) 13,256 (5,746) (7,643) (3,375) (62,254) 2003 736,190 (107,502) (72,595) (17,845) (9,664) (15,207) (222,814) 2004 1,095,479 (101,589) (85,394) (29,006) (32,345) (248,334) 2005 1,804,173 59,020 (29,343) (32,387) (2,710) 2006 989,294 (81,129) (49,965) (131,094) 2007 976,391 (15,295) (15,295) 2008 1,661,170 Total 7,503,628 (277,884) (264,654) (65,584) (47,830) (22,853) (3,417) 43 (682,181) Loss Emergence Calendar Year Emergence

17 Cash and equivalents 436 Government and agency debt 825 Agency MBS 1000 Government guaranteed corporates 831 ABS 285 Foreign government 146 Investment grade and high-yield corporates and munis 592 Non-agency CMBS 540 Non-agency RMBS 274 Short term 713 Preferred equity securities Other 335 Aggregate unrealized losses 186.3 Aggregate unrealized losses [placeholder] 186.3 Alternatives are limited and carefully selected Currently carried at an average of 91% of amortized cost: 59% of CMBS are vintage 2005 or older 52% of RMBS are vintage 2005 or older No subprime MBS No credit or interest rate derivatives Investment portfolio composition at September 30, 2009 Market yield: 3.08% Book yield: 3.35% Average rating: Aaa/AAA Duration: 2.27 years 52% of investments are in cash, U.S. Government or U.S. Government backed securities (1) Net of investments pending settlement $6.0 Billion in Investments

18 Senior non-agency RMBS portfolio as of 9/30/09 (1) Does not include $7 million of notes that are non-US RMBS. (1) Current market valuation of the non-agency RMBS portfolio implies a significantly worse underlying loan default rate than the current delinquency rate of 8.7% The RMBS portfolio is trading $59mm below face value (average price of 82%). The current discount to face value would be realized through actual writedowns on the securities under the following approximate cumulative default and severity scenarios: '06 and '07 Prime - 50% cumulative defaults / 70% loss severity '05 and Earlier Prime - 45% cumulative defaults / 60% loss severity '06 Alt-A - 70% cumulative defaults / 80% loss severity '05 Alt-A - 50% cumulative defaults / 70% loss severity '04 and Earlier Alt-A - 40% cumulative defaults / 60% loss severity

The analysis above excludes a seasoned CMBS portfolio (87% 2004 and earlier) with an aggregate market value of $34mm and the following average characteristics: 19 Senior non-agency CMBS portfolio as of 9/30/09 (1) (1) Current market valuation of the non-agency CMBS portfolio implies a significantly worse underlying loan default rate than the current delinquency rate of 3.3%

20 Conclusion Endurance is a compelling investment opportunity Endurance offers investors significant upside potential, based on combination of: Strong franchise positions in attractive specialty markets Globally diversified portfolio of insurance and reinsurance units operated with deep and distinctive expertise Superior distribution capabilities with strong access to independent agent, middle market and retail distribution networks Active portfolio management actions have maintained strong risk adjusted return potential while reducing overall volatility Excellent balance sheet strength and liquidity High quality fixed income investment portfolio offers upside potential from current market values Prudent reserving philosophy and strong reserve position; Strong history of favorable development Industry leading ERM The future outlook is attractive Outlook for P&C insurance sector overall is attractive; Pricing in most lines is stable or improving with opportunities to continue generating attractive returns Endurance is well-positioned to fill gaps left by weakened incumbents Relative value vs. peers ENH currently trading at a discount to book and peers, which appears unwarranted given strong absolute and relative performance and strong positioning P&C stock prices have fallen in line with other financials, which appears unwarranted given the industry's financial performance and improving market conditions

Appendix

22

Growth through specialization

We have a strong track record of entering new businesses to meet our strategic aims


Build
Buy
Partner
Established operations
Established catastrophe reinsurance
Established Fortune 1000 insurance
Established US reinsurance
Established UK/Europe reinsurance
Established UK Middle Market insurance
Established Agriculture reinsurance
Established US Middle Market insurance
2001
2002
2003
2004
2005
2006
2007
2008
Acquired LaSalle portfolio
Acquired HartRe
Acquired XL Surety reinsurance
Acquired ARMtech
Partnered with leading California workers' comp provider
Partnered with leading environmental contractor provider
Partnered with leading habitational risk provider

Endurance
YOUR RISK IS OUR FOCUS

23 Balance sheet strength and durability Our commitment to ERM supports superior performance Best-in-class ERM Optimally manage capital and risks Manage towards a required return on risk-adjusted capital Quantify risks taken and limit ones that threaten solvency/viability Clearly defined risk tolerances and controls Asset management: approach incorporates capital-at-risk limits, stress testing and ratings triggers Liability management Concentration management Delegated authorities Strong governance structure Senior management understands and values ERM as a source of competitive advantage Board of Directors highly skilled in insurance and finance Corporate culture Ownership mentality Transparency and communication of ERM strategies "Excellent" ERM rating by S&P in 2008, affirmed in 2009 Youngest company and one of only four P&C companies in the world to achieve the highest designation

24 Business organization and competitive advantages 1. % of net written premiums based on a trailing twelve months as of September 30, 2009 Each of our businesses are led by industry leading professionals with market expertise and maintain the following sources of competitive advantage Endurance Insurance 48%1 Middle Market Small Risk Program Bermuda US Fortune 1000 International Reinsurance 52% Diverse mix of access to exposure, split between insurance and reinsurance, and across customer segments Service and technology-based distribution strategy Strong local presences Strong product development Cost-efficient production Professional team with extremely strong underwriting experience Long-term relationships (over 20 years) with key brokers Very strong reinsurance relationships Individual risk underwriting model, as opposed to market share approach Very low historical loss ratio based on superior underwriting Deep distribution management capabilities Utilize technology to enhance control environment Multi-disciplined teams of professionals dedicated to program management and oversight Access to business through combination of insurance and reinsurance networks 3-pronged underwriting approach Specialized Relationship- based Opportunistic Dedicated professional teams with skills tailored to each approach Face-to-face service model and access to global network of clients Industry leading underwriting margins Aggressive portfolio management Industry leading technology and modeling Distinctive footprint and lean underwriting approach vs. most Bermuda competitors Shifting focus of business to Zurich and Singapore Strong local market presence with experienced professionals

25 Case study: ARMtech represents a successful entry into Agriculture As of October 9, 2008 Premiums and loss ratios are net of cessions to the FCIC only Acquired in December 2007 Traditional multi peril crop insurer with a 6.1% market share of the $4.7 BN MPCI market1 Endurance's portfolio currently includes over 50,000 clients and 100,000+ individual policies Agriculture insurance is an attractive and growing segment Overview of Small Risk - ARMtech Strong local presence of field representatives that deliver technology driven products to independent agents Product development expertise Expense advantage - low cost manufacturer Leverage technology Centralized and scaleable back office Well distributed sales and claims staff Competitive advantage $MM We will leverage our exceptional customer service, scalable operating platform, and low cost structure to grow the market share Continue to grow in the small risk space utilizing strong local presence and distribution, product development, and technology Go forward strategy and outlook 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Most recent quarter Net written premium 34.5 51.2 77.4 104.8 108.1 148.9 243.9 378.3 4.947 G&A expense Net income Net income ARMtech performance from 2002-20082

26 We are now building a similarly differentiated specialized portfolio within Middle Market Endurance began investing and organically growing it's US middle market business in 2005 Developed a well established branch network Provide admitted and non-admitted policy forms World class policy administration system that allows for rapid integration of new products Middle Market represents a large but fragmented opportunity with attractive margins. This space: Reflects less concentrated single risk exposures, which balances our Fortune 1000 business Represents business which is often poorly served by standard carriers Has historical results better than industry Overview of Middle Market Our credible underwriting staff with extensive experience managing through hard and soft markets Long term relationships with key producers who are leaders in the wholesale distribution system Proven ability to attract underwriters and find niche pockets of attractive business, e.g. successfully opened 10 branch locations Competitive advantage Extend our existing US business model geographically and by product Continue to organically build through leveraging existing capabilities and hiring new teams to take advantage of current market opportunities Go forward strategy and outlook

27 Case study: Strong performance in Bermuda Cat driven by strategy and cycle management This business is one of the highest margin businesses through the underwriting cycle Rating agency constraints and market behaviors put floor on cycle Success requires active portfolio management Key is to maintain proper infrastructure and set of internal controls Track record of attractive underwriting margins Inception to date underwriting ratio of 58.0% Our performance in 2008 with Ike and Gustav was significantly better than peers1 Overview of Bermuda Catastrophe Industry leading technical underwriter Recognized as Excellent in ERM by S&P Face-to-face contact with clients aids risk selection Seasoned industry participant that has leveraged active client management to move towards more attractive accounts Global reinsurance network provides greater access to clients Competitive advantage Continue to write quality business through both hard and soft cycles Attract internal and external sources of capital Portfolio manage concentrations and leverage global network to seek out diversifying exposures Go forward strategy and outlook 2002 2003 2004 2005 2006 2007 2008 3Q09 YTD Underwriting Ratio 0.52 0.34 0.44 1.26 0.366 0.333 0.749 0.251 Peer average 0.077 Net income 15376 Net income 15376 Loss ratio 0.6699 Combined ratio 0.9846 1. Composite peer median based on SNL data. Includes Platinum, Allied World, Arch, Ren Re, IPC re, Axis, Transatlantic, Everest, PartnerRe, Montpelier and Max Capital Underwriting Ratio from 2002-3Q09

28 Industry combined ratio 1995 1.29 1996 1.4 1997 1.57 1998 1.79 1999 1.86 2000 1.7 2001 1.44 2002 1.15 2003 0.79 2004 0.57 2005 0.54 2006 0.69 2007 0.9 2008 1.08 Case study: Our California Workers' Comp insurance play represents a successful, replicable business model California market identified as an opportunity, especially in small business niche markets (small, regional company focus through independent agents) Entered the business in 2006 with a partner who provided technology and distribution expertise Partner was a successful reinsurance client Relationship parlayed into primary insurance partnership; serves as template for future opportunities Ramped up the business to over 100,000 policies in three years In late 2008, concluded that expected loss cost trends would continue to erode and competitive pressures would increase Exited the business in early 2009 From 2006 to 2008, we wrote $541 MM in net premiums and the business has generated returns above initial expectations Overview of California Workers' Compensation 2006 2007 2008 3Q09 YTD Net written premiums 86867 238369 215848 50806 G&A expense 0 358000 Net income 0 2090 15376 Net income 0 2090 15376 Loss ratio 0.6858 0.6722 0.6699 Combined ratio 1.1368 0.9608 0.9846 Net premiums written Workers' Comp insurance industry performance1 1995-2008 1. Source: WCIRB estimated accident year combined loss and expense ratios Note: 2008 industry combined ratios projected based on market trends and Endurance's performance Exited business Endurance spotted an historic opportunity to enter what is generally considered a difficult market

29 Historically a high margin business Comprised of large risk casualty business which includes, healthcare, excess casualty, and professional lines insurance Endurance is expanding market share by opening 2 new offices US healthcare team and US professional lines Challenges faced by large distressed carriers creating opportunities This business has generated economic margins of ~30% (includes underwriting and investment returns) Overview of Fortune 1000 Strong distribution management capabilities Demonstrated low underwriting ratio as compared to peers Endurance is a technical risk underwriter Actuarial models built around exposure management based on proprietary information gained from client knowledge Strong reliance on pricing tools Competitive advantage Continue to selectively expand our footprint from Bermuda to the United States to better align with evolving distribution model Leverage our distribution management capabilities We believe the combination of underwriting excellence and expanded operational capabilities positions us very well for the next 5 years Go forward strategy and outlook Fortune 1000 - business overview Fortune 1000 Performance 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Most recent quarter Net premiums written 726 939 1322 106.9 214.2 246.4 291 252.4 220.6 210 4.947 $MM

30 Program business overview Represents a large opportunity for Endurance in today's marketplace as the weakening of incumbents will increase available share of new program businesses To be individually underwritten in a cost effective way this business is better accessed through distribution partnerships We have two distinct partnership models depending on the type of risk: Overview of Program Business Broad underwriting capabilities Better qualified to monitor underwritten business Ability and discipline to be selective Underwriting mature books of business that are susceptible to analysis Demonstrated successful experience in this business model Competitive advantage Capitalize on weakness of large incumbents Flight to more stable business partners Leverage in-house underwriting expertise Go forward strategy and outlook Opportunistic entry and exit Ongoing partnership Example California Worker's compensation Environmental insurance Details Entry in 2006 when the business was attractive, exit in 2009 as cost trends eroded and competitive pressures increased Ongoing where partner underwrites using Endurance's underwriting technology platform

31 US Reinsurance is the broadest and deepest reinsurance market with a wide variety of risks, aggressive competitors and pronounced underwriting cycles Historically, reinsurers in the US have competed using market tracking and market share strategies. However, Endurance aspires to generate higher margins by using a three- pronged approach Specialized underwriting: Stable, well-respected underwriting teams that operate as specialists within their niche Opportunistic/capabilities underwriting: Opportunistic approach to identifying and targeting attractive businesses while maintaining discipline to exit and enter markets as the cycle dictates Relationship underwriting: Focused strategy of working with best of breed companies that have strong franchises and are less susceptible to competition Technical underwriters similar to Endurance Overview of US Reinsurance Distinctive combination of cycle management and comprehensive underwriting capabilities Experienced team with broad expertise Specialist underwriters supported by claims and actuarial teams Flexible technology platform Competitive advantage Expand specialty underwriting products Surety and direct lines of business Opportunistically enter markets that are experiencing greater diversification due to counterparty risk Expand relationships where clients are proving to be strategically positioned to withstand market pressures Go forward strategy and outlook US Reinsurance business overview

32 Global operations in London, Zurich, and Singapore Broadly bifurcated market approach to serve both London and local markets Maintain capabilities to serve in both markets Deep and broad relationships with clients Positioning resources to replicate strategy employed in the US Represents a large opportunity for Endurance in today's marketplace as the weakening of large incumbents will increase available share of new business Overview of International Reinsurance Differentiated operating model which combines specialized underwriting skills with operational efficiency Local senior underwriters Lean focused multi-disciplinary team Leverage of assembled network of expertise to draw from the Bermuda catastrophe and New York specialist teams Competitive advantage Leverage relationships into other lines of business We have widely dispersed cat clients and contract base Build network through face to face contact and ability to respond quickly to market opportunities Go forward strategy and outlook International Reinsurance business overview

33 Financial results for Third quarter 2009 $MM (except per share data and %) September 30, 2009 September 30, 2008 $ Change % Change Net premiums written 396.7 494.0 (97.3) (19.7) Net premiums earned 426.8 509.6 (82.8) (16.2) Net investment income 71.6 27.4 44.2 161.3 Net underwriting income 87.6 (67.0) 154.6 NM Net income 153.8 (99.4) 253.2 NM Operating income 148.1 (56.1) 204.2 NM Fully diluted net income EPS 2.51 (1.79) 4.30 NM Fully diluted operating EPS 2.41 (1.04) 3.45 NM Financial highlights September 30, 2009 September 30, 2008 Operating ROE 24.1% (10.9%) Net loss ratio 49.6% 87.4% Acquisition expense ratio 14.8% 13.8% General and administrative expense ratio 15.1% 11.4% Combined ratio 79.5% 112.6% Diluted book value per share $42.09 $33.68 Investment leverage 2.45 2.55 Key operating ratios

34 Third quarter net written premiums In $MM September 30, 2009 September 30, 2008 $ Change % Change Property 13.5 20.9 (7.4) (35.4) Casualty 25.0 18.1 6.9 38.1 Healthcare liability 29.1 27.6 1.5 5.4 Workers' compensation (2.3) 37.7 (40.0) NM Agriculture 71.8 109.2 (37.4) (34.2) Professional lines 38.6 35.1 3.5 10.0 Total insurance 175.7 248.6 (72.9) (29.3) Insurance Segment In $MM September 30, 2009 September 30, 2008 $ Change % Change Casualty 61.4 53.9 7.5 13.9 Property 115.3 113.1 2.2 1.9 Catastrophe 31.6 60.7 (29.1) (47.9) Agriculture 1.0 3.8 (2.8) (73.7) Aerospace and marine 6.7 8.8 (2.1) (23.9) Surety and other specialty 4.4 5.1 (0.7) (13.7) Total reinsurance 220.5 245.4 (24.9) (10.1) Reinsurance Segment* In $MM September 30, 2009 September 30, 2008 $ Change % Change Deposit accounting adjustments 0.5 (0.0) 0.5 NM Total 396.7 494.0 (97.3) (19.7) Total * Prior to deposit accounting adjustments

35 Financial overview: historical In $MM 2002 2003 2004 2005 2006 2007 2008 YTD September 30, 2009 2002 through 3Q09 Net premiums written 765 1,598 1,697 1,619 1,586 1,575 1,784 1,460 12,084 Net premiums earned 369 1,174 1,633 1,724 1,639 1,595 1,766 1,239 11,139 Net underwriting income 51 179 232 (410) 304 322 111 166 956 Net investment income 43 71 122 180 257 281 130 225 1,310 Net income before preferred dividend 102 263 356 (220) 498 521 99 381 2,000 Net income available to common shareholders 102 263 356 (223) 483 506 83 370 1,939 Diluted EPS $1.73 $4.00 $5.28 ($3.60) $6.73 $7.13 $1.31 $6.15 Financial highlights since 2002 Key operating ratios 2002 2003 2004 2005 2006 2007 2008 YTD September 30, 2009* Inception-to-date Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 86.9% 91.4% Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 21.0% 14.5% Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $42.09 * Operating ROE is annualized

36 2002 2003 2004 2005 2006 2007 2008 3Q09 YTD* Annual dividend/share 0.32 0.81 1 1 1 1 1 Dividends paid 21 50 62 66 64 58.7 42.9 C 3 2.9 3.7 5 D 4 3 4.5 6 E 4 6 6.5 7 F 9 7 7.2 8 G 11 8 2 9 H 5 8 9 10 $MM 2002 2003 2004 2005 2006 2007 2008 3Q09 YTD Annual dividend 0.32 0.81 1 1 1 1 Capital returned 100 20 92 52 10 312 152.7 95.3 C 3 2.9 3.7 5 D 4 3 4.5 6 E 4 6 6.5 7 F 9 7 7.2 8 G 11 8 2 9 H 5 8 9 10 $MM Pay an attractive dividend yield Return capital as market conditions soften Note: Dividend yield based on common shares. Endurance also issues a $1.94 dividend to its preferred shares on an annual basis. Capital management We have maintained a disciplined capital management approach * Annual dividend per share is annualized for 2009 Actively manage capital and have returned in excess of $1.1BN in capital to shareholders, inception-to-date

37 Underwriting Has Been Strong Healthcare Liability Catastrophe Aerospace Surety & Other Specialty Casualty - Insurance Agriculture - Reinsurance Property - Insurance Professional Lines Property - Reinsurance Casualty - Reinsurance Agriculture - Insurance Workers' Compensation Marine Premiums 0.485 0.558 0.668 0.749 0.79 0.797 0.838 0.865 0.899 0.905 0.913 0.993 1.465 Inception to Date Underwriting Ratio* * Underwriting ratio is defined as losses and acquisition expenses divided by earned premium, from inception through 9/30/09 and is before deposit accounting adjustments. Inception to Date Underwriting Ratio is 80.9%* Exited offshore energy in 2006 and significantly reduced marine premiums written Exited California Workers' Comp in first quarter of 2009